SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
2.875% Walgreens Boots Alliance, Inc. notes due 2020	WBA20	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Credit Agreement

On August 9, 2019 (the “Effective Date”), Walgreens Boots Alliance, Inc. (the “Company”) entered into Amendment No. 1 to Term Loan Credit Agreement (the “Amendment”) which amends that certain Term Loan Credit Agreement (the “Existing Credit Agreement”), dated December 5, 2018, governing a $1,000,000,000 senior unsecured term loan facility (as amended, the “Amended Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent and sole lender as of the Effective Date.

Other than as described below, the terms and conditions of the Amended Credit Agreement, including the aggregate principal amount of the loans thereunder, the applicable margin and the maturity date remain substantially similar to the Existing Credit Agreement.

Pursuant to the Amendment, the Existing Credit Agreement was amended to permit the Company to borrow, repay and reborrow amounts borrowed thereunder prior to the maturity date. The ability of the Company to request each loan under the Amended Credit Agreement from time to time after the Effective Date is subject to the satisfaction (or waiver) of certain customary conditions set forth therein. In addition, the Amended Credit Agreement provides that the Company will pay the lenders under the Amended Credit Agreement an unused commitment fee and a minimum average percentage utilization fee based on average utilization of the commitments under the Amended Credit Agreement.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Existing Credit Agreement is described in further detail in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 6, 2018 and was filed as Exhibit 10.2 thereto.

The lenders under the Amended Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Amendment No. 1 to Term Loan Credit Agreement, dated as of August 9, 2019, by and among Walgreens Boots Alliance, Inc. and Wells Fargo Bank, National Association, as administrative agent and lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: August 12, 2019	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary